Quarterly Holdings Report
for
Fidelity Advisor Freedom® 2060 Fund
December 31, 2021
AFF60-NPRT3-0322
1.9858329.107
U.S. Treasury Obligations - 0.0%
	Principal Amount (a)	Value ($)
U.S. Treasury Bills, yield at date of purchase 0.05% to 0.05% 1/6/22 to 3/3/22 (b) (Cost $79,997)	80,000	79,998

Domestic Equity Funds - 50.9%
	Shares	Value ($)
Fidelity Advisor Series Equity Growth Fund (c)	1,621,672	26,773,803
Fidelity Advisor Series Growth Opportunities Fund (c)	1,312,806	18,444,928
Fidelity Advisor Series Small Cap Fund (c)	844,018	12,238,263
Fidelity Series All-Sector Equity Fund (c)	970,562	11,549,690
Fidelity Series Commodity Strategy Fund (c)	2,117,580	8,660,904
Fidelity Series Large Cap Stock Fund (c)	2,241,820	42,572,171
Fidelity Series Large Cap Value Index Fund (c)	295,862	4,603,618
Fidelity Series Opportunistic Insights Fund (c)	1,199,741	24,882,623
Fidelity Series Small Cap Opportunities Fund (c)	1,011,730	15,095,018
Fidelity Series Stock Selector Large Cap Value Fund (c)	1,927,964	27,107,181
Fidelity Series Value Discovery Fund (c)	1,670,989	27,688,293
TOTAL DOMESTIC EQUITY FUNDS (Cost $191,444,117)		219,616,492

International Equity Funds - 42.1%
	Shares	Value ($)
Fidelity Series Canada Fund (c)	869,452	12,633,138
Fidelity Series Emerging Markets Fund (c)	585,234	6,150,814
Fidelity Series Emerging Markets Opportunities Fund (c)	2,646,389	55,627,090
Fidelity Series International Growth Fund (c)	1,697,995	32,465,661
Fidelity Series International Small Cap Fund (c)	455,930	9,752,351
Fidelity Series International Value Fund (c)	2,908,107	32,483,551
Fidelity Series Overseas Fund (c)	2,254,196	32,460,424
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $157,116,569)		181,573,029

Bond Funds - 7.0%
	Shares	Value ($)
Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund (c)	86,006	864,361
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund (c)	341,783	3,462,257
Fidelity Series Emerging Markets Debt Fund (c)	247,680	2,246,456
Fidelity Series Emerging Markets Debt Local Currency Fund (c)	80,135	756,470
Fidelity Series Floating Rate High Income Fund (c)	46,050	426,420
Fidelity Series High Income Fund (c)	272,790	2,602,414
Fidelity Series International Credit Fund (c)	3,788	37,573
Fidelity Series Investment Grade Bond Fund (c)	81,838	950,955
Fidelity Series Long-Term Treasury Bond Index Fund (c)	2,013,818	17,157,731
Fidelity Series Real Estate Income Fund (c)	137,014	1,607,172
TOTAL BOND FUNDS (Cost $30,092,433)		30,111,809

Short-Term Funds - 0.0%
	Shares	Value ($)
Fidelity Cash Central Fund 0.08% (d) (Cost $234,895)	234,848	234,895

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $378,968,011)	431,616,223
NET OTHER ASSETS (LIABILITIES) - 0.0%	(44,899)
NET ASSETS - 100.0%	431,571,324

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Index Contracts
ICE E-mini MSCI Emerging Markets Index Contracts (United States)	1	Mar 2022	61,315	363	363

The notional amount of futures purchased as a percentage of Net Assets is 0.0%

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $79,998.
(c)	Affiliated Fund
(d)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

Affiliated Central Funds
Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	%ownership, end of period
Fidelity Cash Central Fund 0.08%	126,187	575,668	466,960	40	-	-	234,895	0.0%
Total	126,187	575,668	466,960	40	-	-	234,895

Amounts in the income column in the above table include any capital gain distributions from underlying funds.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an Underlying Fund changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Fidelity Advisor Series Equity Growth Fund	22,089,691	10,463,085	5,783,496	4,524,317	177,660	(173,137)	26,773,803
Fidelity Advisor Series Growth Opportunities Fund	15,361,183	9,161,658	3,397,416	4,159,412	17,706	(2,698,203)	18,444,928
Fidelity Advisor Series Small Cap Fund	9,994,581	4,251,718	1,541,276	2,115,812	1,428	(468,188)	12,238,263
Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund	-	1,841,345	970,163	6,732	(5,805)	(1,016)	864,361
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund	-	3,664,319	218,573	18,409	(335)	16,846	3,462,257
Fidelity Series All-Sector Equity Fund	9,445,114	3,621,352	1,666,001	1,612,802	45,548	103,677	11,549,690
Fidelity Series Canada Fund	8,486,679	3,695,086	819,385	262,709	2,213	1,268,545	12,633,138
Fidelity Series Commodity Strategy Fund	9,703,345	5,335,182	4,837,814	3,371,270	(531,187)	(1,008,622)	8,660,904
Fidelity Series Emerging Markets Debt Fund	1,898,578	611,324	253,046	73,013	(8,759)	(1,641)	2,246,456
Fidelity Series Emerging Markets Debt Local Currency Fund	622,495	218,762	38,475	28,576	(1,609)	(44,703)	756,470
Fidelity Series Emerging Markets Fund	5,561,186	1,959,210	769,272	197,977	(7,162)	(593,148)	6,150,814
Fidelity Series Emerging Markets Opportunities Fund	50,144,949	22,278,621	6,478,687	6,242,312	(98,083)	(10,219,710)	55,627,090
Fidelity Series Floating Rate High Income Fund	365,913	111,314	53,685	13,644	(227)	3,105	426,420
Fidelity Series Government Money Market Fund 0.08%	2,314,531	296,257	2,610,788	535	-	-	-
Fidelity Series High Income Fund	2,186,733	701,423	323,481	103,433	(549)	38,288	2,602,414
Fidelity Series Inflation-Protected Bond Index Fund	6,970,932	1,593,606	8,850,727	81,617	591,248	(305,059)	-
Fidelity Series International Credit Fund	36,850	951	-	951	-	(228)	37,573
Fidelity Series International Growth Fund	23,780,561	9,072,488	1,816,042	2,467,064	31,827	1,396,827	32,465,661
Fidelity Series International Small Cap Fund	7,473,111	2,785,374	727,884	1,121,352	(11,634)	233,384	9,752,351
Fidelity Series International Value Fund	23,780,441	10,855,076	2,851,914	1,549,003	1,189	698,759	32,483,551
Fidelity Series Investment Grade Bond Fund	156,789	1,186,692	386,683	6,008	(4,972)	(871)	950,955
Fidelity Series Large Cap Stock Fund	34,499,487	11,183,233	4,136,154	3,578,643	(45,913)	1,071,518	42,572,171
Fidelity Series Large Cap Value Index Fund	3,723,505	1,191,696	540,719	265,709	(2,410)	231,546	4,603,618
Fidelity Series Long-Term Treasury Bond Index Fund	9,559,622	8,850,006	2,099,625	237,721	(264,294)	1,112,022	17,157,731
Fidelity Series Opportunistic Insights Fund	20,480,805	9,201,481	5,379,736	3,846,133	199,520	380,553	24,882,623
Fidelity Series Overseas Fund	23,819,753	7,452,970	2,345,915	912,643	4,187	3,529,429	32,460,424
Fidelity Series Real Estate Income Fund	1,334,059	317,774	129,314	54,816	898	83,755	1,607,172
Fidelity Series Short-Term Credit Fund	487,301	41,026	528,351	2,431	11,264	(11,240)	-
Fidelity Series Small Cap Opportunities Fund	12,336,220	6,587,616	1,863,140	3,545,079	(79,973)	(1,885,705)	15,095,018
Fidelity Series Stock Selector Large Cap Value Fund	21,849,485	8,834,583	3,127,935	3,475,782	(99,401)	(349,551)	27,107,181
Fidelity Series Value Discovery Fund	22,366,767	7,798,496	3,401,070	2,205,802	(41,912)	966,012	27,688,293
	350,830,666	155,163,724	67,946,767	46,081,707	(119,537)	(6,626,756)	431,301,330

Amounts in the income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Security transactions are accounted for as of trade date. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. Treasury Obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the stock market.

Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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